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                                                                    EXHIBIT 10.2

      THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM. EACH HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE BORROWERS THAT IT WILL NOT (ON ITS OWN BEHALF OR ON BEHALF OF ANYONE ELSE) OFFER, SELL, TRANSFER, PLEDGE OR OTHERWISE DISPOSE OF THIS NOTE, EXCEPT: (1) TO THE BORROWERS; (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT; (4) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT UNDER RULE 144 (IF AVAILABLE); OR (5) IN ANOTHER TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND IN THE CASE OF CLAUSES (4) THROUGH (5) ABOVE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                                    TERM NOTE

U.S. $7,000,000                                                September 7, 2004


            For value received, each of Lexington Precision Corporation and Lexington Rubber Group, Inc., jointly and severally, (the "Borrowers"), promises to pay to the order of Cohanzick High Yield Partners, L.P. (the "Lender") the principal sum of United States Dollars Seven Million (U.S. $7,000,000), together with interest on the unpaid balance thereof, as provided in the Loan Agreement dated as of September 7, 2004 between the Borrowers and the Lender, as the same may be amended, modified or supplemented from time to time (the "Loan Agreement"). Principal and interest shall be payable in lawful money of the United States of America and in immediately available funds, as provided in the Loan Agreement.

            This Term Note is a "Note" referred to in the Loan Agreement, is subject to all of the terms and conditions of the Loan Agreement and the Lender is entitled to all of the benefits thereunder. If an Event of Default shall occur and be continuing, the entire principal amount hereof together with accrued interest as may become immediately due and payable as provided in the Loan Agreement.

            The undersigned hereby waives presentment, demand for payment, notice of dishonor, and any and all other notices or demands, except as expressly provided in the Loan Agreement, in connection with the delivery, acceptance, performance, default or enforcement of this Note.
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            Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

            IN WITNESS WHEREOF, the undersigned have caused this Note to be duly executed as of the date first above written.

                                       LEXINGTON PRECISION CORPORATION


                                       By:           /s/ Warren Delano
                                          --------------------------------------
                                       Name:  Warren Delano
                                       Title: President

                                       LEXINGTON RUBBER GROUP, INC.


                                       By:           /s/ Warren Delano
                                          --------------------------------------
                                       Name:  Warren Delano
                                       Title: President